Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Annual Meeting of Shareholders April 13, 2021

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved1 Agenda • Call to Order • Introductions • Approval of 2020 Minutes • Nomination and Election of Directors • Ratification of the Appointment of External Auditors • Approval of Named Executive Officer Compensation • Determination of Frequency of Votes on Named Executive Officer Compensation • Approval of the Fifth Third Bancorp 2021 Incentive Compensation Plan • Approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to eliminate statutory supermajority vote requirements • Approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to eliminate cumulative voting • Business Update • Announcement of Preliminary Voting Results on All Matters Presented • Question and Answer Session • Adjournment Annual Meeting of Shareholders April 13, 2021

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved2 Living our purpose guided by our vision and values Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved3 Committed to generating sustainable value Environmental, Social, and Governance (ESG) actions and impact Actions Impact $41.6BN Delivered against 2016 $32BN community commitment1 $18 Minimum wage per hour (since 2019) $2.8BN commitment To accelerate racial equity, equality and inclusion 6 goals by 2025 To support inclusion and diversity within workforce and for its diverse suppliers 2.6M+ People educated through our L.I.F.E. programs2 200,000 Hours community service3 59% Women in workforce; 33% Board gender diversity Carbon neutral In 2020 for our operations, including scopes 1, 2 and 3 (business travel) First regional U.S. bank to achieve neutrality $5.4BN In lending and financing to renewable energy projects towards our $8BN sustainable financing goal by 20254 ESG Committee Established in 2020, reports to Nominating & Corporate Governance Committee World’s Most Ethical Companies Recognized by Ethisphere in 2021 Most Responsible Companies Recognized by Newsweek in 2020 America’s Best Large Employers Recognized by Forbes in 2021 Diversity Best Practices Inclusion Index Company in 2020 Outstanding Rating on our most recent CRA exam 100% Score Human Rights Campaign Corporate Equality Index for sixth consecutive year A- Leadership Band 2019 & 2020 CDP surveys Green Power Leadership 2020 award from Environmental Protection Agency Winning “W” Company Recognized by 2020 Women on Boards (2020WOB) 12016-2020; 2since 2004; 32019-2020; 3Since 2012

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved4 (65%) (55%) (45%) (35%) (25%) (15%) (5%) 5% 15% 25% 35% 12/31/19 1/31/20 2/29/20 3/31/20 4/30/20 5/31/20 6/30/20 7/31/20 8/31/20 9/30/20 10/31/20 11/30/20 12/31/20 1/31/21 2/28/21 3/31/21 S&P500 +25.7% Total shareholder returns since the beginning of 2020 BKX +10.7% FITB +29.5% 12/31/20 Fifth Third total shareholder returns have rebounded from March 2020 lows, outperforming the KBW bank stock index by year-end 2020 Total return has outperformed the S&P500 by ~4% as of March 31, 2021 Total shareholder returns include stock price performance plus gross reinvestment of dividends; Bloomberg

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved5 The conference call will be webcast live and may be accessed through the Fifth Third Investor Relations website at www.53.com (click on “About Us” then “Investor Relations”) Tuesday April 20, 2021 9:00 AM ET First quarter 2021 earnings conference call

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved6 If you were unable to submit a question through the virtual meeting or have additional questions after the meeting, please send an email to Investor Relations at ir@53.com Question & answer session

Classification: Internal Use Fifth Third Banc rp | All Rights Reserved7 Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; and (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases. You should refer to our periodic and current reports filed with the SEC for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.